                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A2


                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934


               Date of Report (Date of earliest event reported):
                               February 29, 1996






                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)




    Delaware                             0-20606                              11-2310352
    --------                           -----------                            ----------
(State or other                      (Commission File                          (Employer
jurisdiction of                           Number)                            Identification
 incorporation)                                                                  Number)





              2930 Washington Boulevard, Baltimore, Maryland 21230
              ----------------------------------------------------
                    (Address of principal executive offices)



                                 (410) 646-7373
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
              ----------------------------------------------------
                        (Former name or former address,
                         if changed since last report)

Item 7           Financial Statements and Exhibits

                 (b)      Pro forma financial information

                          The pro forma financial information previously filed
                        has been revised and is being filed herewith in order to replace the previous information. The other portions of the original 8-K, as amended by Form 8-K/A, have not been revised and are not being re-filed with this Amendment.

                       CAPSTONE PHARMACY SERVICES, INC.

                      PRO FORMA SELECTED FINANCIAL DATA
                                 (unaudited)

Pursuant to an Asset Purchase Agreement dated February 29, 1996 (the Agreement), the Registrant acquired a pharmacy business in Oak Brook, Illinois, IMD Corporation, an Illinois corporation (IMD), for approximately $15,500,000 in cash. The acquired business was merged into a separate surviving subsidiary of the Registrant. The Registrant intends to continue the acquired operations through its subsidiary.

Also, on January 3, 1996, the Registrant closed on the acquisition of Geri-Care Systems, Inc. and Scripts & Things, Inc., New York corporations (collectively Geri-Care). A Form 8-K dated December 31, 1995, and a Form 8-K/A dated December 31, 1995, have previously been filed related to these acquisitions.

On May 22, 1995, the Registrant closed on the acquisition of PremierPharmacy, Inc. ("Premier"), a provider of institutional and hospital pharmacy services. The Premier acquisition was accomplished by the merger of a wholly-owned subsidiary of the Registrant into Premier. The Registrant assumed responsibility for the operations of Premier effective June 1, 1995, and reported the acquisition on Form 8-K dated May 22, 1995, filed with the Commission on June 5, 1995.

The unaudited pro forma income statement data for the ten months ended December 31, 1995 has been prepared based on historical income statements of the Registrant, as adjusted to reflect the acquisitions of IMD, Geri-Care and Premier as if each such agreement and merger had been effective March 1, 1995. The pro forma income statement data may not be indicative of the future results of operations of or what the actual results of operations would have been had the acquisitions described above been effective March 1, 1995. The assets and liabilities of the IMD and Geri-Care acquisitions will be included in the Registrant's balance sheet as of March 31, 1996, to be filed on Form 10-Q. The assets and liabilities of the Premier acquisition are included in the Registrant's balance sheet as of December 31, 1995, filed on Form 10-K.

                        CAPSTONE PHARMACY SERVICES, INC.
                        PRO FORMA INCOME STATEMENT DATA
                   FOR THE TEN MONTHS ENDED DECEMBER 31, 1995
                                 (in thousands)

                                                Capstone Pharmacy        Premier            Premier       Geri-Care
                                                  Services, Inc.       quarter ended       Pro Forma       Systems,
                                                per Form 10-K(a)      May 31, 1995(a)     Adjustments      Inc.(c)
                                                --------------------------------------------------------------------
Net Sales                                          $ 48,841             $  5,993                           $ 5,820
Cost of Sales                                        30,876                3,877                             3,805
                                                --------------------------------------------------------------------
Gross Profit                                         17,965                2,116                             2,015
Operating Expenses:
    Selling and Administrative Expenses              17,869                2,842                             1,509
    Depreciation and Amortization                     1,146                  126               14 (b)           86
    Restructuring Costs                                 240                    -                                 -
                                                --------------------------------------------------------------------

(Loss) Income from Operations                        (1,290)                (852)                              420
                                                --------------------------------------------------------------------

Non-Operating Expense (Income):
    Interest Expense, net                               634                  298                               103
    Other Income                                       (453)                  (7)                              (15)
                                                --------------------------------------------------------------------
        Total Non-Operating Expense (Income)            181                  291                                88
                                                --------------------------------------------------------------------

Income (Loss) before Income Taxes                    (1,471)              (1,143)                              332
Provision (Benefit) for Income Taxes                    178                 (227)                               25
                                                --------------------------------------------------------------------
(Loss) Income from Continuing Operations           $ (1,649)            $   (916)                          $   307
                                                ====================================================================

Pro Forma Weighted Average Number of Common
  Shares Outstanding


Income (Loss) from Continuing Operations
  Per Share

                                                 Geri-Care                                IMD
                                                 Pro Forma            IMD               Pro Forma
                                                Adjustments       Corporation(e)       Adjustments        Pro Forma
                                                --------------------------------------------------------------------
Net Sales                                                            $ 18,736            $    -          $   79,390
Cost of Sales                                                          10,603                 -              49,161
                                                --------------------------------------------------------------------
Gross Profit                                                            8,133                 -              30,229
Operating Expenses:
    Selling and Administrative Expenses                                 5,227                 -              27,447
    Depreciation and Amortization                    130 (d)              236               254 (d)           1,992
    Restructuring Costs                                                     -                 -                 240
                                                --------------------------------------------------------------------

(Loss) Income from Operations                       (130)               2,670              (254)                564
                                                --------------------------------------------------------------------

Non-Operating Expense (Income):
    Interest Expense, net                                                 (35)              644 (f)           1,644
    Other Income                                                           (8)                -                (483)
                                                --------------------------------------------------------------------
        Total Non-Operating Expense (Income)           -                  (43)              644               1,161
                                                --------------------------------------------------------------------

Income (Loss) before Income Taxes                   (130)               2,713              (898)               (597)
Provision (Benefit) for Income Taxes                                       51                 -                  27
                                                --------------------------------------------------------------------
(Loss) Income from Continuing Operations          $ (130)             $ 2,662            $ (898)         $     (624)
                                                ====================================================================

Pro Forma Weighted Average Number of Common
  Shares Outstanding                                                                                     13,107,000
                                                                                                         ==========

Income (Loss) from Continuing Operations
  Per Share                                                                                              $    (0.05)
                                                                                                         ==========

                        CAPSTONE PHARMACY SERVICES, INC.
                          PRO FORMA BALANCE SHEET DATA
                            AS OF DECEMBER 31, 1995
                                 (in thousands)


                                                                 Geri-Care     Geri-Care                       IMD
                                            Capstone Pharmacy    Systems,      Pro Forma          IMD       Pro Forma
                                            Services, Inc.(g)    Inc. (h)     Adjustments    Corporation   Adjustments     Pro Forma
                                            ----------------------------------------------------------------------------------------
Current Assets:
    Cash and cash equivalents                 $   2,763        $   128                      $   296      $ 3,004 (l)      $  6,191
    Accounts Receivable, net of allowance
        for doubtful accounts                    12,646          2,083                        4,837            -            19,566
    Inventories                                   5,023            733                          854            -             6,610
    Other current assets                          1,518             23                            -            -             1,541
                                                ------------------------------------------------------------------------------------
        Total current assets                     21,950          2,967             -          5,987        3,004            33,908

Property, equipment and other assets              5,600            873        (1,949)(i)        757            -             5,281
Goodwill, net of accumulated amortization        14,581              -         6,230 (j)          -       12,191 (j)        33,002
                                                ------------------------------------------------------------------------------------
        Total Assets                          $  42,131        $ 3,840      $  4,281        $ 6,744     $ 15,195          $ 72,191
                                                ====================================================================================

Current Liabilities:
    Accounts payable                          $   4,671        $ 1,001                      $ 2,627     $      -          $  8,299
    Other current liabilities                     6,464          1,185                          209            -             7,858
                                                ------------------------------------------------------------------------------------
        Total current liabilities                11,135          2,186                        2,836            -            16,157
                                                ------------------------------------------------------------------------------------

Other long-term liabilities                       1,464              -                            -            -             1,464
Long-term debt, net of current portion            2,692            303                            -       10,303 (m)        13,298
                                                ------------------------------------------------------------------------------------
                                                  4,156            303                            -       10,303            14,762
                                                ------------------------------------------------------------------------------------

Stockholders' equity:
    Capital                                      39,121            400         5,232 (k)          2        8,798 (n)        53,553
    Retained earnings                           (12,281)           951          (951)(k)      3,906       (3,906)(k)       (12,281)
                                                ------------------------------------------------------------------------------------
                                                 26,840          1,351         4,281          3,908        4,892            41,272
                                                ------------------------------------------------------------------------------------

        Total liabilities and
          stockholders' equity                $  42,131        $ 3,840         4,281        $ 6,744     $ 15,195          $ 72,191
                                              ====================================================================================

                       CAPSTONE PHARMACY SERVICES, INC.

          NOTES TO PRO FORMA INCOME STATEMENT AND BALANCE SHEET DATA

             FOR THE TEN MONTHS ENDED AND AS OF DECEMBER 31, 1995
                                 (unaudited)


(a) The historical financial statements of Capstone for the ten months ended December 31, 1995 include the results of operations of Premier from June 1, 1995 through December 31, 1995. The Premier column reflects the operations of Premier for the quarter ended May 31, 1995, which is the time prior to their acquisition by Capstone.

(b) Reflects the amortization of the goodwill from the Premier acquisition for the quarter ended May 31, 1995.

(c) Reflects Geri-Care results for the nine months ended September 30, 1995, which do not differ materially from ten month results.

(d) Reflects the amortization of goodwill from the Geri-Care and IMD acquisitions for the ten months ended December 31, 1995.

(e) Reflects IMD results for the year ended December 31, 1995, which do not differ materially from ten month results.

(f) Reflects additional interest expense on the long-term debt used to finance the IMD acquisition.

(g) The historical balance sheet of Capstone Pharmacy Services, Inc. as of December 31, 1995 includes the assets and liabilities of Premier as of that date.

(h) Reflects the financial position of Geri-Care as of September 30, 1995, which does not differ materially from its financial position at December 31, 1995.

(i) Reflects post-closing entries recorded to Geri-Care's balance sheet to write-off computer equipment and other assets. Also reflect the reversal of an advance to Geri-Care's former shareholders recorded prior to the acquisition.

(j)      Reflects the goodwill recorded for the Geri-Care and IMD acquisitions.

(k)      Reflects the elimination of intercompany equity accounts.

(l) Reflects the excess proceeds from the private placement that was used partially to finance the IMD acquisition net of cash acquired.

(m) Reflects the long-term debt incurred to partially finance the IMD acquisition.

(n) Reflects the elimination of intercompany equity accounts and a private placement used to partially finance the IMD acquisition.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPSTONE PHARMACY SERVICES, INC.


                                        By:  /s/ Donald W. Hughes
                                             -------------------------------
                                             Vice-President and
                                             Chief Financial Officer


Date:    August 7, 1996